UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2013

MAUI LAND & PINEAPPLE COMPANY, INC.

 (Exact name of registrant as specified in its charter)

Hawaii	001-06510	99-0107542
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Village Road, Lahaina, Maui, Hawaii 96761

(Address of principal executive offices)  (Zip Code)

(808) 877-1608

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Mr. Kent T. Lucien, who served as a director on the Board of Directors of Maui Land & Pineapple Company, Inc. (the “Company”) since 2004 has decided not to seek election as a director at the Company’s Annual Meeting on April 22, 2013.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective February 7, 2013, the Bylaws of the Company were amended to reduce the number of directors on the Company’s Board of Directors from six (6) to five (5).

Item 9.01 Financial Statements and Exhibits

(d)               Exhibits

Exhibit Number	Description
3.2	Amended Bylaws of Maui Land & Pineapple Company, Inc. (as of February 7, 2013)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAUI LAND & PINEAPPLE COMPANY, INC.

Date: March 14, 2013	By:	/s/ TIM T. ESAKI
Tim T. Esaki
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
3.2	Amended Bylaws of Maui Land & Pineapple Company, Inc. (as of February 7, 2013)